                                                                     Exhibit (a)


                     WaMu Mortgage Pass-Through Certificates
                                 Series 2003-AR5

                               Marketing Materials

                           [$33,705,000] (Approximate)

                            [Washington Mutual Logo]

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Preliminary Term Sheet                             Date Prepared: April 10, 2003

                        CONTACTS
------------------------------------------------------
Trading               Brian Hargrave    (212) 526-8320
                      Brendan Garvey    (212) 526-8315
                      Rich McKinney     (212) 526-8320

Syndicate             Kevin White       (212) 526-9519
                      Daniel Covello    (212) 526-9519

Residential Finance   Stan Labanowski   (212) 526-6211
                      Mike Hitzmann     (212) 526-5806
                      Andrea Lenox      (212) 526-9637
                      Mary Stone        (212) 526-9606
                      Darius Houseal    (212) 526-9466

   FOR THE PURPOSES OF THE CALCULATIONS IN THE FOLLOWING TABLES AND THE YIELD TABLES ON PAGES 12 AND 13, THE MORTGAGE LOANS ARE ASSUMED TO HAVE AN AGGREGATE
   UNPAID PRINCIPAL BALANCE ("UPB") OF $1,498,000,000, THE MORTGAGE LOANS ARE ASSUMED TO ADJUST ANNUALLY BASED ON ONE YEAR CMT PLUS THEIR RESPECTIVE MARGIN, AND ONE YEAR CMT IS HELD CONSTANT AT 1.22%. THE MORTGAGE LOANS ARE ASSUMED TO
HAVE THE FOLLOWING ADDITIONAL CHARACTERISTICS BASED ON AN APRIL 1, 2003 CUT-OFF
                                     DATE:

ASSUMED MORTGAGE LOAN CHARACTERISTICS:

                          GROSS           NET                    REMAINING    MARGIN    FLOOR    MAX RATE    MONTHS
 #        UPB ($)        RATE (%)        RATE (%)    WAM   AGE    IO TERM      (%)       (%)       (%)      TO ROLL
---   --------------   ------------   ------------   ---   ---   ---------   -------   -------   --------   -------
 1      8,388,868.14   5.4671497653   5.0421497653   354    6       N/A      2.75004   2.75004   10.55511     54
 2     36,331,295.99   5.2947752330   4.8697752330   357    3       N/A      2.75888   2.75888   10.33417     57
 3     61,534,718.12   5.2394280451   4.8144280451   359    1       N/A      2.75498   2.75498   10.24642     59
 4    213,805,829.54   5.1145434276   4.6895434276   360    0       N/A      2.75182   2.75182   10.13233     60
 5      8,552,189.24   5.2747770717   4.8497770717   354    6       54       2.75000   2.75000   10.27478     54
 6     61,397,722.14   5.2474023279   4.8224023279   358    2       58       2.74817   2.74817   10.25632     58
 7    142,068,774.37   5.1560313705   4.7310313705   359    1       59       2.74919   2.74919   10.15648     59
 8    965,920,602.46   4.9377512817   4.5127512817   360    0       60       2.75007   2.75007    9.94129     60

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        2            RESIDENTIAL MORTGAGE FINANCE

Preliminary Term Sheet                             Date Prepared: April 10, 2003

            WaMu Mortgage Pass-Through Certificates, Series 2003-AR5

            [$33,705,000] (Approximate, Subject to +/- 10% Variance)

                    Publicly Offered Subordinate Certificates
                   5/1 Hybrid ARM Residential Mortgage Loans

          Principal           WAL             Pmt Window       Interest
           Amount       (Yrs) To Wtd Avg   (Mths) To Wtd Avg     Rate                     Expected Ratings
Class   (Approx.) (1)     Roll/Mat (2)       Roll/Mat (2)        Type     Tranche Type   (Moody's/S&P/Fitch)
-----   -------------   ----------------   -----------------   --------   ------------   -------------------
B-1     [$15,729,000]       4.32/5.99          1-59/1-360         (3)      Subordinate        Aa2/AA/AA
B-2     [$11,984,000]       4.32/5.99          1-59/1-360         (3)      Subordinate         A2/A/A
B-3      [$5,992,000]       4.32/5.99          1-59/1-360         (3)      Subordinate       Baa2/BBB/BBB
-----   -------------       ---------          ----------         ---      -----------       ------------
B-4      [$2,247,000]                                                      Subordinate        Ba2/BB/BB
B-5      [$2,247,000]       Information Not Provided Hereby                Subordinate         B2/B/B
B-6      [$3,745,900]                                                      Subordinate        NR/NR/NR
        -------------
Total:  [$41,944,900]

(1) The Certificates (as described herein) are collateralized by a pool of 5/1 ARM loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) WAL and Payment Window for the Class B-1, Class B-2 and Class B-3 Certificates are shown to the Weighted Average Roll Date (as described herein) and to maturity.

(3) For every Distribution Date, the Class B-1, Class B-2 and Class B-3 Certificates will have an interest rate equal to the Net WAC (as described herein) of the Mortgage Loans. The Net WAC for the initial Distribution Date is expected to be approximately [4.597]%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        3            RESIDENTIAL MORTGAGE FINANCE

Depositor and
Master Servicer:            Washington Mutual Mortgage Securities Corp.
                            ("WMMSC")

Servicer:                   Washington Mutual Bank, FA ("WMBFA")

Lead Manager:               Lehman Brothers Inc.

Co-Managers:                Bear Stearns & Co. Inc. and Greenwich Capital
                            Markets, Inc.

Dealer:                     WaMu Capital Corp., a Washington Mutual, Inc.
                            Company

Trustee:                    Deutsche Bank National Trust Company

Rating Agencies:            Moody's, S&P and Fitch will rate the Senior
                            Certificates and the Class B-1, Class B-2, Class
                            B-3, Class B-4 and Class B-5 Certificates. The Class
                            B-6 Certificates will not be rated. It is expected that the Subordinate Certificates will be assigned the credit ratings on page 3 of this Preliminary
                            Term Sheet.

Cut-off Date:               April 1, 2003

Expected Pricing Date:      On or about April [14], 2003.

Closing Date:               On or about April [25], 2003.

Distribution Date:          The 25th of each month (or if such day is not a
                            business day, the next succeeding business day), commencing in May 2003.

Fixed Servicing Fee:        0.375% per annum of the aggregate principal balance
                            of the Mortgage Loans.

Variable Servicing Fee:     The Servicer will receive a Variable Servicing Fee
                            calculated as a per annum rate that accrues on a notional amount. The Variable Servicing Fee rate will equal, for each monthly interest accrual period up to and including January 2008, the excess, if any, of (i) the Net WAC over (ii) the sum of [0.756]% per annum and the weighted average of the annual certificate interest rates on the Sequential
                            Senior Certificates (the "Auction Certificates").
                            The actual Variable Servicing Fee for the first
                            Distribution Date will be based on the Cut-off Date final collateral pool. After the distribution date in February 2008, the Variable Servicing Fee will be equal to zero.

                            For each Distribution Date on or before February 2008 the Notional Amount for the Variable Servicing Fee will be equal to the aggregate Class Principal Balance of the Auction Certificates immediately before such Distribution Date. After the distribution date in February 2008, the Variable Servicing Fee will have a Notional Amount equal to zero.

Master Servicing Fee:       0.050% per annum of the aggregate principal balance
                            of the Mortgage Loans.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        4            RESIDENTIAL MORTGAGE FINANCE

Certificates:               The Class B-1, Class B-2 and Class B-3 Certificates
                            (the "Offered Certificates") are being offered publicly.

                            The "Senior Certificates" will consist of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates (together the "Sequential Senior Certificates"), the Class A-7 Certificates (the "Pass-Through Senior Certificates"), the Class X-1, Class X-2 Certificates (the "Interest Only Certificates") and the Class R Certificate. The "Class A Certificates" will be the Sequential Senior Certificates and the Pass-Through Senior Certificates. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:           The Offered Certificates will settle with accrued
                            interest. The price to be paid by investors for the Offered Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (24 days).

Delay Days:                 24 days, with respect to the Offered Certificates.

Day Count:                  30/360

Interest Accrual Period:    The interest accrual period with respect to the
                            Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs.

Registration:               The Offered Certificates will be made available in
                            book-entry form through DTC.

Federal Tax Treatment:      It is anticipated that the Offered Certificates will
                            be treated as REMIC regular interests for federal income tax purposes.

ERISA Eligibility:          The Offered Certificates are expected to be ERISA
                            eligible, subject to the limitations set forth in the final prospectus supplement. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered
                            Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:            The Class B-1 Certificates are expected to
                            constitute "mortgage related securities" for purposes of SMMEA. The Class B-2 and Class B-3
                            Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:       The terms of the transaction allow for a termination
                            of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage
                            Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Weighted Average
Roll Date:                  The Distribution Date in March 2008 (month 59).

Pricing Prepayment
Speed: The Offered Certificates will be priced to a 25% constant prepayment rate ("CPR").

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        5            RESIDENTIAL MORTGAGE FINANCE

Mortgage Loans:             As of the Cut-off Date, the aggregate principal
                            balance of the mortgage loans described herein is approximately $1,514,356,615.83 (the "Mortgage
                            Loans"). The Mortgage Loans are non-convertible, adjustable rate One Year CMT indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). Each
                            Mortgage Loan has an original term to maturity of 30 years.

                            As of the Cut-off Date, approximately 78.63% of the Mortgage Loans are scheduled to pay only interest for the first 5 years of their term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize each mortgage loan over its remaining 25 year term. The Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

                            On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $1,500,000,000 subject to an increase or decrease of 5%.

Last Scheduled
Distribution Date:          The Last Scheduled Distribution Date for the
                            Certificates is the Distribution Date in June 2033, which is the Distribution Date in the month after the scheduled maturity date for the latest maturing mortgage loan.

Net Mortgage Rate:          The Net Mortgage Rate for each mortgage loan is
                            equal to the per annum mortgage interest rate on that mortgage loan less the sum of the master servicing fee rate and fixed servicing fee rate.

Net WAC: The Net WAC (the "Weighted Average Pass-Through Rate") for any Distribution Date is the weighted average of the Net Mortgage Rates of the mortgage loans as of the second preceding Due Date after giving effect to the payments due on the mortgage loans on that Due Date.

                            The Net WAC for the initial Distribution Date in May 2003 is expected to be approximately [4.597%].

Due Date:                   The day on which the monthly payment for each
                            Mortgage Loan is due is the "Due Date".

Prior Period:               With respect to any Distribution Date, the calendar
                            month immediately preceding such Distribution Date is the "Prior Period."

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        6            RESIDENTIAL MORTGAGE FINANCE

Payoffs:                    Payoffs are prepayments in full.

Curtailments:               Curtailments are partial prepayments on a mortgage
                            loan.

Advancing Obligation:       The Master Servicer is obligated to advance
                            delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:      Washington Mutual Mortgage Securities Corp., as
                            Master Servicer, is obligated to remit to the Certificate Account on the business day before each Distribution Date an amount equal to the lesser of
                            (a) any shortfall for the previous month in interest collections resulting from the timing of Payoffs made from the 15th day of the calendar month preceding the Distribution Date to the last day of the month and (b) the applicable monthly master servicing fee payable to Washington Mutual Mortgage
                            Securities Corp., any reinvestment income realized by Washington Mutual Mortgage Securities Corp., as
                            Master Servicer, relating to Payoffs made during the Prepayment Period (as defined below) and interest payments on Payoffs received during the period of the first day through the 14th day of the month of the Distribution Date. Compensating Interest will be added to the Available Distribution Amount.

                            Any remaining shortfall in interest collections resulting from Curtailments, the timing of Payoffs and the Relief Act will be allocated pro rata to the amount of the Variable Servicing Fee and to the certificates, according to the amount of the Variable Servicing Fee and to the amount of interest to which each class of certificates would otherwise be entitled, in each case, in reduction of that amount.

Prepayment Period:          For each Distribution Date and each Payoff, the
                            "Prepayment Period" will start on the 15th day of the month preceding the month in which the Distribution Date occurs (or, in the case of the first Distribution Date, beginning on the Cut-Off
                            Date) and will end on the 14th day of the month in which the Distribution Date occurs. For each Distribution Date and each Curtailment, the related
                            "Prepayment Period" will be the month preceding the month in which the Distribution Date occurs.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        7            RESIDENTIAL MORTGAGE FINANCE

Principal Prepayment
Amount: For any Distribution Date, the "Principal Prepayment Amount" is the sum of all Payoffs and Curtailments that were received during the related Prepayment Period.

Credit Enhancement:         Senior/subordinate, shifting interest structure. The
                            initial credit enhancement for the Senior
                            Certificates will consist of the subordination of the Subordinate Certificates, initially 2.80% total subordination.

                            The initial credit enhancement information shown below is subject to final rating agency approval:

                                  Subordination of Class B Certificates

                                                                   Order of
                            Priority of         Class A            Loss
                            Payment       Credit Support (2.80%)   Allocation

                                                Class B-1
                                          Credit Support (1.75%)

                                                Class B-2
                                          Credit Support (0.95%)

                                                Class B-3
                                          Credit Support (0.55%)

                                                Class B-4
                                          Credit Support (0.40%)

                                                Class B-5
                                          Credit Support (0.25%)

                                                Class B-6
                                          Credit Support (0.00%)

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        8            RESIDENTIAL MORTGAGE FINANCE

Shifting Interest:          Until the first Distribution Date occurring after
                            April 2010, the Subordinate Certificates will be locked out from receipt of unscheduled principal
                            (unless the Senior Certificates (other than the
                            Class X-1 and Class X-2 Certificates) are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers
                            (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

                            The prepayment percentages on the Subordinate Certificates are as follows:

                            Periods:                Unscheduled Principal Payments (%)
                            --------                ----------------------------------
                            May 2003 - April 2010     0% Pro Rata Share
                            May 2010 - April 2011    30% Pro Rata Share
                            May 2011 - April 2012    40% Pro Rata Share
                            May 2012 - April 2013    60% Pro Rata Share
                            May 2013 - April 2014    80% Pro Rata Share
                            May 2014 and after      100% Pro Rata Share

                            Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates (other than the Class X-1 and Class X-2 Certificates) and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in May 2006, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in May 2006, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                            In the event the current senior percentage
                            (aggregate principal balance of the Senior
                            Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off
                            Date), the Senior Certificates (other than the Class X-1 and Class X-2 Certificates) will receive all unscheduled prepayments for the Mortgage Loans, regardless of any prepayment percentages.

Allocation of
Realized Losses:            Any realized losses, other than excess losses, on
                            the Mortgage Loans will be allocated as follows:
                            first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter pro rata to the Senior Certificates until each respective class principal balance has been reduced to zero.

                            Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X-1 and Class X-2 Certificates) on a pro rata basis.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        9            RESIDENTIAL MORTGAGE FINANCE

Certificates Priority of
Distributions:              Available funds from the Mortgage Loans will be
                            distributed in the following order of priority:

                            1)   Senior Certificates, accrued and unpaid
                                 interest, at the related Certificate Interest Rate;

                            2)   Variable Servicing Fee;

                            3) Class R Certificate, principal, until its class principal balance is reduced to zero;

                            4) To the Class A Certificates, concurrently, paid pro-rata:

                                   (a)  To the Sequential Senior Certificates,
                                        sequentially, principal, until their
                                        respective class principal balances are
                                        reduced to zero;

                                   (b) To the Pass-Through Senior Certificates, principal until their class principal balances are reduced to zero;

                            5) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

                            6) Class B-1 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

                            7) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                            8) Class B-2 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

                            9) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

                            10) Class B-3 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

                            11)  Class B-4, Class B-5 and Class B-6
                                 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such Classes;

                            12)  Class R Certificate, any remaining amount.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        10           RESIDENTIAL MORTGAGE FINANCE

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Lehman Brothers in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Lehman Brothers and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Lehman Brothers nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers Trading Desk at (212) 526-8320.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        11           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                Yield Tables (%)

Class B-1 to Weighted Average Roll Date
Initial Coupon   [4.597%]

Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
==============   ========   ========   ========   ========   ========   ========
 [100-13]           4.472      4.471      4.463      4.453      4.443      4.417
==============   ========   ========   ========   ========   ========   ========
WAL (yr)            4.878      4.855      4.594      4.320      4.076      3.550
MDUR (yr)           4.283      4.265      4.056      3.832      3.630      3.189
First Prin Pay   05/25/03   05/25/03   05/25/03   05/25/03   05/25/03   05/25/03
Last Prin Pay    03/25/08   03/25/08   03/25/08   03/25/08   03/25/08   03/25/08

Class B-2 to Weighted Average Roll Date
Initial Coupon   [4.597%]

Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
==============   ========   ========   ========   ========   ========   ========
  [99-8+]           4.738      4.738      4.744      4.751      4.757      4.774
==============   ========   ========   ========   ========   ========   ========
WAL (yr)            4.878      4.855      4.594      4.320      4.076      3.550
MDUR (yr)           4.274      4.256      4.046      3.822      3.619      3.178
First Prin Pay   05/25/03   05/25/03   05/25/03   05/25/03   05/25/03   05/25/03
Last Prin Pay    03/25/08   03/25/08   03/25/08   03/25/08   03/25/08   03/25/08

Class B-3 to Weighted Average Roll Date
Initial Coupon   [4.597%]

Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
==============   ========   ========   ========   ========   ========   ========
  [98-4]            5.008      5.009      5.029      5.053      5.076      5.138
==============   ========   ========   ========   ========   ========   ========
WAL (yr)            4.878      4.855      4.594      4.320      4.076      3.550
MDUR (yr)           4.264      4.247      4.037      3.812      3.609      3.166
First Prin Pay   05/25/03   05/25/03   05/25/03   05/25/03   05/25/03   05/25/03
Last Prin Pay    03/25/08   03/25/08   03/25/08   03/25/08   03/25/08   03/25/08

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                       12            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                Yield Tables (%)

Class B-1 to Maturity
Initial Coupon   [4.597%]

Flat Price       10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
==============   ========   ========   ========   ========   ========   ========
 [100-13]           3.992      4.105      4.195      4.253      4.294      4.338
==============   ========   ========   ========   ========   ========   ========
WAL (yr)           12.714      9.404      7.232      5.986      5.175      4.022
MDUR (yr)           9.253      7.254      5.832      4.977      4.398      3.528
First Prin Pay   05/25/03   05/25/03   05/25/03   05/25/03   05/25/03   05/25/03
Last Prin Pay    04/25/33   04/25/33   04/25/33   04/25/33   04/25/33   04/25/33

Class B-2 to Maturity
Initial Coupon   [4.597%]

Flat Price       10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
==============   ========   ========   ========   ========   ========   ========
  [99-8+]           4.115      4.262      4.391      4.483      4.553      4.662
==============   ========   ========   ========   ========   ========   ========
WAL (yr)           12.714      9.404      7.232      5.986      5.175      4.022
MDUR (yr)           9.209      7.219      5.802      4.952      4.376      3.510
First Prin Pay   05/25/03   05/25/03   05/25/03   05/25/03   05/25/03   05/25/03
Last Prin Pay    04/25/33   04/25/33   04/25/33   04/25/33   04/25/33   04/25/33

Class B-3 to Maturity
Initial Coupon   [4.597%]

Flat Price       10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
==============   ========   ========   ========   ========   ========   ========
   [98-4]           4.241      4.422      4.590      4.716      4.817      4.991
==============   ========   ========   ========   ========   ========   ========
WAL (yr)           12.714      9.404      7.232      5.986      5.175      4.022
MDUR (yr)           9.164      7.183      5.772      4.926      4.355      3.492
First Prin Pay   05/25/03   05/25/03   05/25/03   05/25/03   05/25/03   05/25/03
Last Prin Pay    04/25/33   04/25/33   04/25/33   04/25/33   04/25/33   04/25/33

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                       13            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                     WaMu Mortgage Pass-Through Certificates
                                Series 2003-AR5
                      30 Year 5/1 Hybrid ARM Mortgage Loans
            Preliminary Collateral Information As of the Cut-off Date

TOTAL CURRENT BALANCE:       $1,514,356,615.83
NUMBER OF LOANS:                         2,446

                                                             Minimum               Maximum
AVG CURRENT BALANCE:               $619,115.54           $322,646.17         $1,500,000.00
AVG ORIGINAL BALANCE:              $619,219.76           $323,000.00         $1,500,000.00

WAVG LOAN RATE:                          5.022%                3.875%                6.625%
WAVG GROSS MARGIN:                       2.751%                2.600%                3.250%
WAVG MAXIMUM LOAN RATE:                 10.029%                8.875%               11.625%
WAVG PERIODIC RATE CAP:                  2.000%                2.000%                2.000%
WAVG FIRST RATE CAP:                     5.000%                5.000%                5.000%

WAVG ORIGINAL LTV:                       63.74%                 7.27%                95.00%

WAVG CREDIT SCORE:                         743                   620                   848

WAVG ORIGINAL TERM:                      360.0 months          360.0 months          360.0 months
WAVG REMAINING TERM                      359.6 months          349.0 months          360.0 months
WAVG SEASONING                             0.4 months            0.0 months           11.0 months

WAVG NEXT RATE RESET                      59.6 months           49.0 months           60.0 months
WAVG RATE ADJ FREQ:                       12.0 months           12.0 months           12.0 months
WAVG FIRST RATE ADJ FREQ:                 60.0 months           60.0 months           60.0 months

TOP STATE CONC ($):          65.86% California, 4.64% New York, 3.95% Illinois
MAXIMUM ZIP CODE CONC ($):   1.59% 94010

FIRST PAY DATE:                                        June 01, 2002         June 01, 2003
RATE CHANGE DATE:                                       May 01, 2007          May 01, 2008
MATURE DATE:                                            May 01, 2032           May 1, 2033

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        14           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
INDEX:                         Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
1 Year CMT (Weekly)                 2,446        1,514,356,615.83         100.00
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
PRODUCT:                       Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
5/1 ARM                             2,446        1,514,356,615.83         100.00
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                 Number of      Outstanding as of   Outstanding as of
DELINQUENCY:                   Mortgage Loans   the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Current                             2,446        1,514,356,615.83         100.00
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
CURRENT BALANCE ($):           Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
  300,000.01 -   400,000.00           526          192,540,015.94          12.71
  400,000.01 -   500,000.00           591          267,073,713.89          17.64
  500,000.01 -   600,000.00           385          213,227,684.12          14.08
  600,000.01 -   700,000.00           273          177,391,187.07          11.71
  700,000.01 -   800,000.00           177          133,497,570.08           8.82
  800,000.01 -   900,000.00           104           89,387,194.90           5.90
  900,000.01 - 1,000,000.00           164          160,167,300.61          10.58
1,000,000.01 - 1,100,000.00            62           65,724,704.23           4.34
1,100,000.01 - 1,200,000.00            36           41,903,065.00           2.77
1,200,000.01 - 1,300,000.00            56           70,860,899.99           4.68
1,300,000.01 - 1,400,000.00            34           46,501,150.00           3.07
1,400,000.01 - 1,500,000.00            38           56,082,130.00           3.70
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                       15            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                 Number of      Outstanding as of   Outstanding as of
LOAN RATE (%):                 Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
3.751 - 4.000                          12            6,767,348.00           0.45
4.001 - 4.250                          27           20,843,050.00           1.38
4.251 - 4.500                          74           47,436,295.27           3.13
4.501 - 4.750                         423          266,138,914.70          17.57
4.751 - 5.000                         753          494,033,496.06          32.62
5.001 - 5.250                         724          445,751,793.38          29.44
5.251 - 5.500                         343          187,118,646.16          12.36
5.501 - 5.750                          73           38,190,147.79           2.52
5.751 - 6.000                          15            7,390,777.96           0.49
6.001 - 6.250                           1              361,336.30           0.02
6.501 - 6.750                           1              324,810.21           0.02
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
GROSS MARGIN (%):              Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
2.600                                   5            4,121,200.00           0.27
2.620                                   1            1,000,000.00           0.07
2.750                               2,427        1,502,621,424.15          99.23
2.751                                   1              322,646.17           0.02
2.760                                   1              375,000.00           0.02
2.800                                   1            1,140,000.00           0.08
2.850                                   1              977,630.00           0.06
3.000                                   1              552,000.00           0.04
3.050                                   1              430,000.00           0.03
3.125                                   4            1,760,817.03           0.12
3.250                                   3            1,055,898.48           0.07
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        16           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
MAXIMUM LOAN RATE (%):         Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
 8.751 -  9.000                         9            4,867,348.00           0.32
 9.001 -  9.250                        28           20,984,850.00           1.39
 9.251 -  9.500                        74           48,261,695.27           3.19
 9.501 -  9.750                       421          265,164,430.62          17.51
 9.751 - 10.000                       744          488,919,446.68          32.29
10.001 - 10.250                       720          443,909,134.11          29.31
10.251 - 10.500                       343          187,550,524.32          12.38
10.501 - 10.750                        75           39,118,147.79           2.58
10.751 - 11.000                        24           12,025,627.34           0.79
11.001 - 11.250                         5            2,505,995.57           0.17
11.251 - 11.500                         2              724,605.92           0.05
11.501 - 11.750                         1              324,810.21           0.02
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
FIRST RATE CAP (%):            Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
5.000                               2,446        1,514,356,615.83         100.00
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
PERIODIC RATE CAP (%):         Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
2.000                               2,446        1,514,356,615.83         100.00
                                    -----        ----------------         ------
Total                               2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
ORIGINAL TERM (months):        Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
360                                 2,446        1,514,356,615.83         100.00
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
REMAINING TERM (months)        Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
349 - 360                           2,446        1,514,356,615.83         100.00
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        17           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
FIRST RATE ADJUSTMENT DATE:    Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
2007-05                                 1              324,810.21           0.02
2007-07                                 1              383,532.00           0.03
2007-08                                 1              327,618.79           0.02
2007-09                                 9            5,897,933.67           0.39
2007-10                                 6            2,565,000.07           0.17
2007-11                                15            7,627,141.52           0.50
2007-12                                24           12,167,654.36           0.80
2008-01                                44           25,681,514.43           1.70
2008-02                               102           60,946,949.48           4.02
2008-03                               329          205,826,632.75          13.59
2008-04                             1,857        1,156,918,738.55          76.40
2008-05                                57           35,689,090.00           2.36
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
ORIGINAL LTV (%):              Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
5.01 - 10.00                            1              398,649.30           0.03
10.01 - 15.00                           7            4,189,000.00           0.28
15.01 - 20.00                          10            5,631,936.58           0.37
20.01 - 25.00                          22           17,322,388.68           1.14
25.01 - 30.00                          22           15,428,174.51           1.02
30.01 - 35.00                          60           43,449,907.64           2.87
35.01 - 40.00                          68           50,255,041.58           3.32
40.01 - 45.00                          77           55,076,472.37           3.64
45.01 - 50.00                         124           85,574,791.46           5.65
50.01 - 55.00                         128           80,892,741.94           5.34
55.01 - 60.00                         185          128,758,098.83           8.50
60.01 - 65.00                         264          184,032,971.91          12.15
65.01 - 70.00                         367          253,814,042.97          16.76
70.01 - 75.00                         523          299,759,006.78          19.79
75.01 - 80.00                         564          280,474,092.38          18.52
80.01 - 85.00                           4            1,670,678.51           0.11
85.01 - 90.00                          13            5,124,972.95           0.34
90.01 - 95.00                           7            2,503,647.44           0.17
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        18           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
CREDIT SCORE:                  Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
None                                    5            2,089,793.96           0.14
600 - 649                              42           20,035,233.15           1.32
650 - 699                             209          113,003,068.95           7.46
700 - 749                           1,056          681,198,464.34          44.98
750 - 799                           1,099          678,178,504.22          44.78
800 - 849                              35           19,851,551.21           1.31
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
AMORTIZATION:                  Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Interest Only                       1,776        1,190,801,171.00          78.63
Fully Amortizing                      670          323,555,444.83          21.37
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
DOCUMENTATION:                 Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Reduced                             1,304          879,210,343.91          58.06
Full                                1,142          635,146,271.92          41.94
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
OCCUPANCY:                     Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Primary Home                        2,335        1,451,422,720.66          95.84
Second Home                           111           62,933,895.17           4.16
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
PROPERTY TYPE:                 Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Single Family                       2,212        1,383,592,080.33          91.37
Condo Low Rise                        222          124,059,506.09           8.19
Coop                                    7            4,309,947.94           0.28
Townhouse                               3            1,348,309.11           0.09
3 Family                                1              587,300.00           0.04
PUD                                     1              459,472.36           0.03
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        19           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                 Number of      Outstanding as of   Outstanding as of
PURPOSE:                       Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Rate/Term Refinance                 1,237          764,775,257.84          50.50
Cash Out Refinance                    717          456,980,791.03          30.18
Purchase                              492          292,600,566.96          19.32
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        20           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                 Number of      Outstanding as of   Outstanding as of
GEOGRAPHIC AREA:               Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Arizona                                52           30,056,961.42           1.98
California                          1,576          997,341,917.90          65.86
Colorado                               60           33,370,801.55           2.20
Connecticut                            60           46,352,006.36           3.06
Delaware                                2            1,137,000.00           0.08
District Of Columbia                    5            2,436,950.00           0.16
Florida                                61           39,013,988.52           2.58
Georgia                                16           10,034,450.00           0.66
Hawaii                                  1              600,000.00           0.04
Idaho                                   1              375,000.00           0.02
Illinois                              109           59,831,861.91           3.95
Indiana                                 6            3,327,034.48           0.22
Kansas                                  2            1,387,750.00           0.09
Kentucky                                2            1,081,118.99           0.07
Louisiana                               1              995,642.64           0.07
Maryland                               15            7,835,296.03           0.52
Massachusetts                          86           48,131,117.11           3.18
Michigan                               31           16,590,137.67           1.10
Minnesota                              10            5,910,150.00           0.39
Missouri                               13            7,568,296.41           0.50
Montana                                 4            1,970,741.49           0.13
Nevada                                 23           13,204,591.78           0.87
New Hampshire                           2              823,618.79           0.05
New Jersey                             31           17,920,951.33           1.18
New Mexico                              2            1,009,446.05           0.07
New York                               98           70,291,441.02           4.64
North Carolina                          6            2,400,646.94           0.16
Ohio                                    7            3,168,593.58           0.21
Oklahoma                                1              572,617.74           0.04
Oregon                                  9            5,456,813.31           0.36
Pennsylvania                            6            2,996,650.00           0.20
Rhode Island                            1              453,000.00           0.03
South Carolina                         10            6,388,700.11           0.42
Texas                                  11            6,298,887.43           0.42
Utah                                    8            4,153,433.69           0.27
Vermont                                 1              449,952.29           0.03
Virginia                               21           10,826,199.73           0.71
Washington                             91           50,388,349.56           3.33
Wisconsin                               5            2,204,500.00           0.15
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        21           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
NORTH/SOUTH CA BREAKOUT:       Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
CA-N                                  883          558,844,503.18          36.90
CA-S                                  693          438,497,414.72          28.96
Other                                 870          517,014,697.93          34.14
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
TOP 50 PROP ZIP (CA)           Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
95070 SARATOGA , CA                  21           17,506,000.00            1.76
94010 HILLSBOROUGH , CA              17           17,478,060.03            1.75
90049 LOS ANGELES , CA               19           15,770,131.00            1.58
90210 BEVERLY HILLS , CA             16           15,136,731.25            1.52
92067 RANCHO SANTA FE , CA           15           14,622,601.00            1.47
95120 SAN JOSE , CA                  23           13,845,546.88            1.39
94566 PLEASANTON , CA                21           13,793,000.00            1.38
90402 SANTA MONICA , CA              13           13,759,500.00            1.38
94941 MILL VALLEY , CA               19           13,430,800.00            1.35
94025 MENLO PARK , CA                20           13,136,400.00            1.32
90266 MANHATTAN BEACH , CA           16           11,406,150.00            1.14
93108 SANTA BARBARA , CA             10           10,769,800.00            1.08
94024 LOS ALTOS , CA                 15           10,653,000.00            1.07
92660 NEWPORT BEACH , CA             16           10,122,150.01            1.01
95014 CUPERTINO , CA                 15            9,688,412.99            0.97
94507 ALAMO , CA                     12            9,265,200.00            0.93
90272 PACIFIC PALISADES , CA         10            9,234,500.00            0.93
92130 SAN DIEGO , CA                 16            9,189,150.00            0.92
94920 TIBURON , CA                    9            8,283,900.00            0.83
94901 SAN RAFAEL , CA                13            8,255,900.00            0.83
94022 LOS ALTOS , CA                  9            8,085,528.64            0.81
94070 SAN CARLOS , CA                12            7,687,700.00            0.77
94114 SAN FRANCISCO , CA             12            7,571,500.00            0.76
90069 LOS ANGELES , CA                8            7,511,205.00            0.75
94062 REDWOOD CITY , CA              10            7,483,000.00            0.75
94062 WOODSIDE , CA                   6            7,462,500.00            0.75
90274 PALOS VERDES EST., CA          11            7,183,065.61            0.72
94563 ORINDA , CA                     9            7,023,507.36            0.70
94904 KENTFIELD , CA                  8            6,974,050.00            0.70
90265 MALIBU , CA                     8            6,811,000.00            0.68
94010 BURLINGAME , CA                10            6,642,100.00            0.67
94526 DANVILLE , CA                  10            6,617,523.00            0.66

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        22           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
TOP 50 PROP ZIP (CA) (Cont.)   Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
92253 LA QUINTA , CA                   11           6,548,800.00            0.66
94583 SAN RAMON , CA                   13           6,475,675.00            0.65
94965 SAUSALITO , CA                    8           6,409,312.50            0.64
92677 LAGUNA NIGUEL , CA               13           6,259,200.00            0.63
95125 SAN JOSE , CA                    10           6,250,240.00            0.63
94404 FOSTER CITY , CA                 11           6,228,550.00            0.62
94027 ATHERTON , CA                     7           6,125,000.00            0.61
92009 CARLSBAD , CA                    10           6,037,670.00            0.61
92651 LAGUNA BEACH , CA                10           5,867,371.88            0.59
94506 DANVILLE , CA                     8           5,829,000.00            0.58
94123 SAN FRANCISCO , CA                7           5,794,700.00            0.58
95032 LOS GATOS , CA                    9           5,787,250.00            0.58
93110 SANTA BARBARA , CA                7           5,698,750.00            0.57
94588 PLEASANTON , CA                   8           5,546,200.00            0.56
94061 REDWOOD CITY , CA                11           5,475,200.00            0.55
94306 PALO ALTO , CA                    7           5,445,444.64            0.55
92037 LA JOLLA , CA                     7           5,427,300.00            0.54
95030 LOS GATOS , CA                    7           5,364,000.00            0.54
Other                                 983         558,372,641.11           55.99
                                    -----         --------------          ------
Total:                              1,576         997,341,917.90          100.00
                                    =====         ==============          ======

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        23           RESIDENTIAL MORTGAGE FINANCE

                                                                     Exhibit (b)


                     WaMu Mortgage Pass-Through Certificates
                                 Series 2003-AR5

                               Marketing Materials

                                $[1,456,055,000]
                      (Approximate Total Notional Balances)

                             Class X-1 and Class X-2

                            [Washington Mutual Logo]

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Preliminary Term Sheet                             Date Prepared: April 11, 2003

                         CONTACTS
------------------------------------------------------
Trading               Brian Hargrave    (212) 526-8320
                      Brendan Garvey    (212) 526-8315
                      Rich McKinney     (212) 526-8320

Syndicate             Kevin White       (212) 526-9519
                      Daniel Covello    (212) 526-9519

Residential Finance   Stan Labanowski   (212) 526-6211
                      Mike Hitzmann     (212) 526-5806
                      Andrea Lenox      (212) 526-9637
                      Mary Stone        (212) 526-9606
                      Darius Houseal    (212) 526-9466

   FOR THE PURPOSES OF THE CALCULATIONS IN THE FOLLOWING TABLES AND THE YIELD TABLES ON PAGES 15 AND 16, THE MORTGAGE LOANS ARE ASSUMED TO HAVE AN AGGREGATE
   UNPAID PRINCIPAL BALANCE ("UPB") OF $1,498,000,000, THE MORTGAGE LOANS ARE ASSUMED TO ADJUST ANNUALLY BASED ON ONE YEAR CMT PLUS THEIR RESPECTIVE MARGIN, AND ONE YEAR CMT IS HELD CONSTANT AT 1.22%. THE MORTGAGE LOANS ARE ASSUMED TO
HAVE THE FOLLOWING ADDITIONAL CHARACTERISTICS BASED ON AN APRIL 1, 2003 CUT-OFF
                                     DATE:

ASSUMED MORTGAGE LOAN CHARACTERISTICS:

                           GROSS          NET                    REMAINING    MARGIN    FLOOR    MAX RATE    MONTHS
 #        UPB ($)        RATE (%)       RATE (%)     WAM   AGE    IO TERM      (%)       (%)       (%)      TO ROLL
---   --------------   ------------   ------------   ---   ---   ---------   -------   -------   --------   -------
 1      8,388,868.14   5.4671497653   5.0421497653   354    6       N/A      2.75004   2.75004   10.55511      54
 2     36,331,295.99   5.2947752330   4.8697752330   357    3       N/A      2.75888   2.75888   10.33417      57
 3     61,534,718.12   5.2394280451   4.8144280451   359    1       N/A      2.75498   2.75498   10.24642      59
 4    213,805,829.54   5.1145434276   4.6895434276   360    0       N/A      2.75182   2.75182   10.13233      60
 5      8,552,189.24   5.2747770717   4.8497770717   354    6        54      2.75000   2.75000   10.27478      54
 6     61,397,722.14   5.2474023279   4.8224023279   358    2        58      2.74817   2.74817   10.25632      58
 7    142,068,774.37   5.1560313705   4.7310313705   359    1        59      2.74919   2.74919   10.15648      59
 8    965,920,602.46   4.9377512817   4.5127512817   360    0        60      2.75007   2.75007    9.94129      60

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        2            RESIDENTIAL MORTGAGE FINANCE

Preliminary Term Sheet                             Date Prepared: April 11, 2003

            WaMu Mortgage Pass-Through Certificates, Series 2003-AR5 [$1,456,055,000] (Approximate Notional, Subject to +/- 10% Variance)

                   Publicly Offered Interest Only Certificates
                    5/1 Hybrid ARM Residential Mortgage Loans

                                                   Pmt Window
                Principal         WAL (Yrs)          (Mths)         Initial
                 Amount        To Auct or Wtd    To Auct or Wtd     Interest                        Expected Ratings
Class (1)     (Approx.) (2)    Avg Roll/Mat(3)   Avg Roll/Mat(3)    Rate (%)      Tranche Type    (Moody's/S&P/Fitch)
---------   ----------------   ---------------   ---------------   ----------   ---------------   -------------------
 X-1 (4)            Notional          N/A         1-58/1-58 (4)    [0.756] (4)    Senior IO            Aaa/AAA/AAA
 X-2 (4)            Notional          N/A         1-59/1-59 (4)    [0.389] (4)    Senior IO            Aaa/AAA/AAA
 -------      --------------      ---------       -------------    -----------  ---------------       ------------
  A-1         [$182,000,000]        0.50/NA          1-12/NA         1.593 (5)    Senior SEQ           Aaa/AAA/AAA
  A-2          [$80,000,000]        1.25/NA         12-18/NA         2.342 (5)    Senior SEQ           Aaa/AAA/AAA
  A-3         [$124,000,000]        2.00/NA         18-30/NA         3.112 (5)    Senior SEQ           Aaa/AAA/AAA
  A-4          [$87,000,000]        3.00/NA         30-42/NA         3.641 (5)    Senior SEQ           Aaa/AAA/AAA
  A-5          [$82,000,000]        4.15/NA         42-58/NA         3.841 (5)    Senior SEQ           Aaa/AAA/AAA
  A-6         [$173,027,000]        4.83/NA         58-58/NA         3.695 (5)    Senior SEQ           Aaa/AAA/AAA
  A-7         [$728,028,000]      2.60/3.34       1-59/1-360         4.208 (6)    Senior PT            Aaa/AAA/AAA
  R(7)                 $100                                                     Senior/Residual        Aaa/AAA/AAA
 B-1 (8)       [$15,729,000]           Information Not Provided Hereby            Subordinate           Aa2/AA/AA
 B-2 (8)       [$11,984,000]                                                      Subordinate             A2/A/A
 B-3 (8)        [$5,992,000]                                                      Subordinate         Baa2/BBB/BBB
 -------      --------------      ---------       -------------    -----------  ---------------       ------------
 B-4 (8)        [$2,247,000]                                                      Subordinate           Ba2/BB/BB
 B-5 (8)        [$2,247,000]           Privately Offered Certificates             Subordinate             B2/B/B
 B-6 (8)        [$3,745,900]                                                      Subordinate           NR/NR/NR
            ----------------
 Total:     [$1,498,000,000]

(1) As described herein the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 (the "Sequential Senior Certificates") are subject to a Mandatory Auction Call (as described herein).

(2) The Certificates (as described herein) are collateralized by a pool of 5/1 ARM loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 5% in the case of the Senior Certificates and 10% in the case of the Subordinate Certificates.

(3) WAL and Payment Window for the Sequential Senior Certificates are shown to the Auction Distribution Date using the Pricing Speed. The WAL and Payment Window for the Class A-7 Senior Certificates ("Pass-Through Senior Certificates") are shown to the Weighted Average Roll Date (as described herein) and to maturity.

(4) The Class X-1 and Class X-2 Certificates will be interest-only certificates; they will not be entitled to payments of principal and will accrue interest based on their respective Notional Amounts, as described on page 8 and 9. For the initial Distribution Date the Class X-1 is expected to bear interest at an annual certificate interest rate equal to approximately [0.756%] and the Class X-2 is expected to bear interest at an annual certificate interest rate equal to approximately [0.389%]. After the Distribution Date in February 2008 (month 58) the Class X-1 Certificates will no longer be entitled to receive distributions of any kind. After the Distribution Date in March 2008 (month 59) the Class X-2 Certificates will no longer be entitled to receive distributions of any kind.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        3            RESIDENTIAL MORTGAGE FINANCE

(5) For every Distribution Date on or prior to the Auction Distribution Date (as described herein), the Sequential Senior Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Adjusted Net WAC Cap of the Mortgage Loans, as described herein. For every Distribution Date after the Auction Distribution Date, the interest rate for the Sequential Senior Certificates will be equal to the Net WAC of the Mortgage Loans, as described herein.

(6) For every Distribution Date on or prior to the Weighted Average Roll Date (as described herein), the Pass-Through Senior Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Weighted Average Roll Date, the interest rate for the Pass-Through Senior Certificates will be equal to the Net WAC of the Mortgage Loans.

(7) REMIC Residual. For each Distribution Date, the Class R Certificates will have an interest rate equal to the weighted average of the Net Mortgage Rate for each Mortgage Loan. As of the Cut-off Date, the Net WAC for the initial Distribution Date is expected to be approximately [4.597]%.

(8) For each Distribution Date, the Class B Certificates (the "Subordinate Certificates") will have an interest rate equal to the Net WAC. As of the Cut-off Date, the Net WAC for the initial Distribution Date is expected to be approximately [4.597]%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        4            RESIDENTIAL MORTGAGE FINANCE

Depositor and
Master Servicer:           Washington Mutual Mortgage Securities Corp. ("WMMSC")

Servicer:                  Washington Mutual Bank, FA ("WMBFA")

Lead Manager:              Lehman Brothers Inc.

Co-Managers:               Bear Stearns & Co. Inc. and Greenwich Capital
                           Markets, Inc.

Dealer:                    WaMu Capital Corp., a Washington Mutual, Inc. Company

Trustee:                   Deutsche Bank National Trust Company

Rating Agencies:           Moody's, S&P and Fitch will rate the Senior
                           Certificates and the Class B-1, Class B-2, Class B-3,
                           Class B-4 and Class B-5 Certificates. The Class B-6
                           Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 3 of this Preliminary Term Sheet.

Cut-off Date:              April 1, 2003

Expected Pricing Date:     On or about April [15], 2003.

Closing Date:              On or about April [25], 2003.

Distribution Date:         The 25th of each month (or if such day is not a
                           business day, the next succeeding business day), commencing in May 2003.

Fixed Servicing Fee:       0.375% per annum of the aggregate principal balance
                           of the Mortgage Loans.

Variable Servicing Fee:    The Servicer will receive a Variable Servicing Fee
                           calculated as a per annum rate that accrues on a notional amount. The Variable Servicing Fee rate will equal, for each monthly interest accrual period up to and including January 2008, the excess, if any, of
                           (i) the Net WAC over (ii) the sum of [0.756]% per annum+ (+reduced as necessary to reflect the payment of any Cap Coverage Amount, as defined herein) and the weighted average of the annual certificate interest rates on the Sequential Senior Certificates
                           (the "Auction Certificates"). The actual Variable
                           Servicing Fee for the first Distribution Date will be based on the Cut-off Date final collateral pool.
                           After the distribution date in February 2008, the Variable Servicing Fee will be equal to zero.

                           For each Distribution Date on or before February 2008 the Notional Amount for the Variable Servicing Fee will be equal to the aggregate Class Principal Balance of the Auction Certificates immediately before such Distribution Date. After the distribution date in February 2008, the Variable Servicing Fee will have a Notional Amount equal to zero.

Master Servicing Fee:      0.050% per annum of the aggregate principal balance
                           of the Mortgage Loans.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        5            RESIDENTIAL MORTGAGE FINANCE

Certificates:              The Class X-1 and Class X-2 Certificates (the
                           "Offered Certificates", "Interest Only Certificates" or "Class X Certificates") are being offered publicly.

                           The "Senior Certificates" will consist of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates (together the "Sequential Senior Certificates"), the Class A-7 Certificates (the "Pass-Through Senior Certificates"), the Class X Certificates and the Class R Certificate. The "Class A Certificates" will be the Sequential Senior Certificates and the Pass-Through Senior Certificates. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3,
                           Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:          The Class A-1 and Class A-2 Certificates will settle
                           flat. The remaining Senior Certificates and the Public Subordinate Certificates will settle with accrued interest. The price to be paid by investors for the remaining Senior Certificates and the Public
                           Subordinate Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (24 days).

Delay Days:                24 days, excluding the Class A-1 and Class A-2
                           Certificates which are 0 Days.

Day Count:                 30/360

Interest Accrual Period:   The interest accrual period with respect to the Class
                           X, Class A-3, Class A-4, Class A-5, Class A-6 and
                           Class A-7 Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs.

                           The interest accrual period for the Class A -1 and Class A-2 Certificates for a given Distribution Date will be period beginning on the immediately preceding Distribution Date (or on the Closing Date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Registration:              The Offered Certificates will be made available in
                           book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Class X-2 will be treated
                           as REMIC regular interests for federal income tax purposes. On or prior to the Auction Distribution
                           Date, the Class X-1 Certificates will be treated as a REMIC regular interest coupled with an interest in an interest rate cap agreement.

ERISA Eligibility:         The Offered Certificates are expected to be ERISA
                           eligible, subject to the limitations set forth in the final prospectus supplement. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal
                           Revenue Code or other similar laws.

SMMEA Treatment:           The Offered Certificates are expected to constitute
                           "mortgage related securities" for purposes of SMMEA.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        6            RESIDENTIAL MORTGAGE FINANCE

Auction Administrator:     Deutsche Bank National Trust Company

Mandatory Auction:         Five business days prior to the Distribution Date in
                           February 2008 (month 58) (the "Auction Distribution
                           Date"), the Auction Administrator will auction each of the Sequential Senior Certificates (the Class A-1,
                           Class A-2, Class A-3, Class A-4, Class A-5 and Class
                           A-6 Certificates) to third-party investors. The proceeds of the auction and amounts received from the Swap Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Sequential Senior Certificates on the Auction
                           Distribution Date. These holders will be obligated to tender their respective Certificates to the Auction
                           Administrator.

                           The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.

Swap Counterparty:         [Wells Fargo Bank ("WFB") will guarantee the
                           obligations of the Swap Counterparty under the swap contract. The long-term debt obligations of WFB are currently rated "AA-" by S&P, "AA+" by Fitch and "Aa1" by Moody's.]

Auction Price:             The price at which the Auction Administrator sells
                           each of the Sequential Senior Certificates to the third-party investors.

Par Price:                 With respect to each of the Class A-1 and Class A-2
                           Certificates, the principal balance of the related
                           Class A Certificates, after reducing the principal balance of such Class A Certificates by principal distributions and losses on the Auction Distribution
                           Date.

                           With respect to each of the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, the sum of (i) the principal balance of the related Class A Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution Date and (ii) accrued interest on such Class A Certificates from the first day of the month in which the Auction Distribution Date occurs, up to but excluding the Auction Distribution Date.

Optional Termination:      The terms of the transaction allow for a termination
                           of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage
                           Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Weighted Average
Roll Date:                 The Distribution Date in March 2008 (month 59).

Pricing Prepayment
Speed: The Offered Certificates will be priced to a 25% constant prepayment rate ("CPR").

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        7            RESIDENTIAL MORTGAGE FINANCE

Mortgage Loans:            As of the Cut-off Date, the aggregate principal
                           balance of the mortgage loans described herein is approximately $1,514,356,615.83 (the "Mortgage
                           Loans"). The Mortgage Loans are non- convertible, adjustable rate One Year CMT indexed mortgage loans with initial rate adjustments occurring approximately
                           60 months after the date of origination of each mortgage loan ("5/1 ARM"). Each Mortgage Loan has an original term to maturity of 30 years.

                           As of the Cut-off Date, approximately 78.63% of the Mortgage Loans are scheduled to pay only interest for the first 5 years of their term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize each mortgage loan over its remaining 25 year term. The Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

                           On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $1,500,000,000 subject to an increase or decrease of 5%.

Interest Only Classes:     The Class X-1 and Class X-2 Certificates will be
                           interest-only certificates; they will not be entitled to payments of principal and will accrue interest on their respective Notional Amounts, as defined on page 9 under "Class X Notional Amounts".

                           Class X-1 Certificates will bear interest at an annual certificate interest rate equal to the lesser of (x) [0.756%] + (+reduced as necessary to reflect the payment of any Cap Coverage Amount, as defined herein) and (y) the excess, if any, of (i) the Net WAC over (ii) the weighted average of the annual certificate interest rates on the Sequential Senior Certificates until the distribution date in February 2008 (month 58) based on a Notional Amount. After the distribution date in February 2008, the Class X-1 Certificates will not be entitled to distributions of any kind and will have a Notional Amount equal to zero.

                           Class X-2 Certificates will bear interest at an annual certificate interest rate equal to the excess, if any, of the Net WAC over the current certificate interest rate on the Pass-Through Senior Certificates until the distribution date in March 2008 (month 59) based on a Notional Amount. After the distribution date in March 2008, the Class X-2 Certificates will not be entitled to distributions of any kind and will have a Notional Amount equal to zero.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        8            RESIDENTIAL MORTGAGE FINANCE

Class X
Notional Amounts:          The Class X-1 and Class X-2 Certificates will accrue
                           interest on their respective Class Notional Amount.

                           For each Distribution Date on or before February 2008 (month 58) the Notional Amount for the Class X-1 Certificates will be equal to the aggregate Class Principal Balance of the Sequential Senior Certificates immediately before such Distribution Date. After the distribution date in February 2008, the Class X-1 Certificates will have a Notional Amount equal to zero and will not be entitled to distributions of any kind.

                           For each Distribution Date on or before March 2008 (month 59) the Notional Amount for the Class X-2 will be equal to the Class Principal Balance of the Pass-Through Senior Certificates (the Class A-7) immediately before such Distribution Date. After the distribution date in March 2008, the Class X-2 Certificates will have a Notional Amount equal to zero and will not be entitled to distributions of any kind.

Last Scheduled
Distribution Date:         The Last Scheduled Distribution Date for the
                           certificates (other than the Class X Certificates) is the Distribution Date in June 2033, which is the Distribution Date in the month after the scheduled maturity date for the latest maturing mortgage loan.

                           The Last Scheduled Distribution Date for the Class X-1 Certificates is the Distribution Date in February 2008, which is the last Distribution Date on which the Class X-1 Certificates are entitled to receive distributions of interest. The Last Scheduled Distribution Date for the Class X-2 Certificates is the Distribution Date in March 2008, which is the last Distribution Date on which the Class X-2 Certificates are entitled to receive distributions of interest.

Net Mortgage Rate:         The Net Mortgage Rate for each mortgage loan is equal
                           to the per annum mortgage interest rate on that mortgage loan less the sum of the master servicing fee rate and fixed servicing fee rate.

Net WAC: The Net WAC (the "Weighted Average Pass-Through Rate") for any Distribution Date is the weighted average of the Net Mortgage Rates of the mortgage loans as of the second preceding Due Date after giving effect to the payments due on the mortgage loans on that Due Date.

                           As of the Cut-off Date, the Net WAC for the initial Distribution Date in May 2003 is expected to be approximately [4.597%].

Due Date:                  The day on which the monthly payment for each
                           Mortgage Loan is due is the "Due Date".

Prior Period:              With respect to any Distribution Date, the calendar
                           month immediately preceding such Distribution Date is the "Prior Period."

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        9            RESIDENTIAL MORTGAGE FINANCE

Payoffs:                   Payoffs are prepayments in full.

Curtailments:              Curtailments are partial prepayments on a mortgage
                           loan.

Advancing Obligation:      The Master Servicer is obligated to advance
                           delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:     Washington Mutual Mortgage Securities Corp., as
                           Master Servicer, is obligated to remit to the Certificate Account on the business day before each Distribution Date an amount equal to the lesser of
                           (a) any shortfall for the previous month in interest collections resulting from the timing of Payoffs made from the 15th day of the calendar month preceding the Distribution Date to the last day of the month and
                           (b) the applicable monthly master servicing fee payable to Washington Mutual Mortgage Securities
                           Corp., any reinvestment income realized by Washington
                           Mutual Mortgage Securities Corp., as Master Servicer, relating to Payoffs made during the Prepayment Period
                           (as defined below) and interest payments on Payoffs received during the period of the first day through the 14th day of the month of the Distribution Date.
                           Compensating Interest will be added to the Available
                           Distribution Amount.

                           Any remaining shortfall in interest collections resulting from Curtailments, the timing of Payoffs and the Relief Act will be allocated pro rata to the amount of the Variable Servicing Fee and to the certificates, according to the amount of the Variable Servicing Fee and to the amount of interest to which each class of certificates would otherwise be entitled, in each case, in reduction of that amount.

Prepayment Period:         For each Distribution Date and each Payoff, the
                           "Prepayment Period" will start on the 15th day of the month preceding the month in which the Distribution
                           Date occurs (or, in the case of the first
                           Distribution Date, beginning on the Cut-off Date) and will end on the 14th day of the month in which the Distribution Date occurs. For each Distribution Date and each Curtailment, the related "Prepayment Period" will be the month preceding the month in which the Distribution Date occurs.

Principal Prepayment
Amount: For any Distribution Date, the "Principal Prepayment Amount" is the sum of all Payoffs and Curtailments that were received during the related Prepayment Period.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        10           RESIDENTIAL MORTGAGE FINANCE

Senior Certificate
Interest Payable:          The Senior Certificates will generally accrue
                           interest at the fixed interest rates set forth on page 3. To the extent that the Net WAC for a Distribution Date is less than the fixed interest rate for a given class of Sequential Senior
                           Certificates (a "Capped Class"), such class may receive interest up to the amount of interest shortfall it would have incurred had its interest rate for such Distribution Date been limited by the Net WAC (the "Net WAC Shortfall").

                           The interest payable on a Capped Class may be increased by an amount up to its Net WAC Shortfall by redirecting interest otherwise payable to the Class X-1 Certificates for such Distribution Date. The aggregate amount of such Class X-1 interest available to pay Net WAC Shortfalls is referred to as the "Available Class X-1 Redirected Amount".

                           The additional interest payable to each Capped Class to cover its Net WAC Shortfall (the "Cap Coverage Amount") is equal to the lesser of (a) its Net WAC Shortfall and (b) the product of (x) the Available Class X-1 Redirected Amount and (y) the ratio of its Net WAC Shortfall to the aggregate Net WAC Shortfall for all Capped Classes. The interest rate paid to each Capped Class including its Cap Coverage Amount is equal to its Adjusted Net WAC Cap, as defined below.

Adjusted Net WAC Cap:      With respect to any Capped Class, the sum of (i) the
                           Net WAC and (ii) the product of 12 and a fraction, the numerator of which is its Cap Coverage Amount and the denominator of which is the principal balance of such Class immediately prior to such Distribution
                           Date.

Credit Enhancement:        Senior/subordinate, shifting interest structure.
                           The initial credit enhancement for the Class A
                           Certificates will consist of the subordination of the Class B Certificates, initially 2.80% total subordination.

                           The initial credit enhancement information shown below is subject to final rating agency approval:

                                  Subordination of Class B Certificates

                           Priority of           Class A          Order of
                           Payment       Credit Support (2.80%)   Loss
                                                Class B-1         Allocation
                                         Credit Support (1.75%)
                                                Class B-2
                                         Credit Support (0.95%)
                                                Class B-3
                                         Credit Support (0.55%)
                                                Class B-4
                                         Credit Support (0.40%)
                                                Class B-5
                                         Credit Support (0.25%)
                                                Class B-6
                                         Credit Support (0.00%)

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        11           RESIDENTIAL MORTGAGE FINANCE

Shifting Interest:         Until the first Distribution Date occurring after
                           April 2010, the Subordinate Certificates will be locked out from receipt of unscheduled principal
                           (unless the Senior Certificates (other than the Class
                           X-1 and Class X-2 Certificates) are paid down to zero or the credit enhancement provided by the Subordinate
                           Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

                           The prepayment percentages on the Subordinate Certificates are as follows:


                           Periods:                Unscheduled Principal Payments (%)
                           --------                ----------------------------------
                           May 2003 - April 2010             0% Pro Rata Share
                           May 2010 - April 2011            30% Pro Rata Share
                           May 2011 - April 2012            40% Pro Rata Share
                           May 2012 - April 2013            60% Pro Rata Share
                           May 2013 - April 2014            80% Pro Rata Share
                           May 2014 and after              100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates (other than the Class X-1 and Class X-2 Certificates) and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in May 2006, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in May 2006, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                           In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates (other than the Class X-1 and Class X-2 Certificates) will receive all unscheduled prepayments for the Mortgage Loans, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses, other than excess losses, on the
                           Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter pro rata to the Senior
                           Certificates until each respective class principal balance has been reduced to zero.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X-1 and Class X-2 Certificates) on a pro rata basis.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        12           RESIDENTIAL MORTGAGE FINANCE

Certificates Priority of
Distributions:             Available funds from the Mortgage Loans will be
                           distributed in the following order of priority:

                           1)   Senior Certificates, accrued and unpaid
                                interest, at the related Certificate Interest Rate;

                           2)   Variable Servicing Fee;

                           3) Class R Certificate, principal, until its class principal balance is reduced to zero;

                           4) To the Class A Certificates, concurrently, paid pro-rata:

                                   (a)  To the Sequential Senior Certificates,
                                        sequentially, principal, until their
                                        respective class principal balances are
                                        reduced to zero;

                                   (b) To the Pass-Through Senior Certificates, principal until their class principal balances are reduced to zero;

                           5) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

                           6) Class B-1 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

                           7) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                           8) Class B-2 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

                           9) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

                           10) Class B-3 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

                           11) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such Classes;

                           12)  Class R Certificate, any remaining amount.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        13           RESIDENTIAL MORTGAGE FINANCE

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Lehman Brothers in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Lehman Brothers and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Lehman Brothers nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers Trading Desk at (212) 526-8320.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        14           RESIDENTIAL MORTGAGE FINANCE

       WAMU Mortgage Pass-Through Certificates, Series 2003-AR5 CLASS X-1
                         Price-Yield Sensitivity Report

Settlement:                April [25], 2003
Initial Notional Amount:   [$728,027,000.00]
Initial Coupon:            [0.756%]

The last Distribution Date that the Class X-1 Certificates will be entitled to receive distributions of interest will be the earlier of (i) the Distribution Date that the 5% Optional Termination is exercised by the Master Servicer, and
(ii) the Auction Distribution Date. After the distribution date in February 2008, the Class X-1 Certificates will not be entitled to distributions of any kind and will have a Notional Amount equal to zero.

 Flat          Flat             10% CPR             15% CPR             20% CPR             25% CPR
-------   --------------   -----------------   -----------------   -----------------   -----------------
 Price    Price (Approx)   Yield    Duration   Yield    Duration   Yield    Duration   Yield    Duration
-------   --------------   ------   --------   ------   --------   ------   --------   ------   --------
0.98327        0-31+       67.266     0.980    59.936     1.004    52.403     1.031    44.627     1.060
1.01452        1-00+       64.277     1.012    57.017     1.037    49.560     1.064    41.861     1.094
1.04577        1-01+       61.462     1.044    54.270     1.069    46.884     1.098    39.259     1.129
1.07702        1-02+       58.808     1.074    51.679     1.101    44.360     1.130    36.805     1.162
1.10827        1-03+       56.298     1.105    49.230     1.132    41.975     1.162    34.486     1.196
1.13952        1-04+       53.922     1.135    46.910     1.163    39.716     1.194    32.290     1.229
1.17077        1-05+       51.667     1.164    44.710     1.193    37.573     1.225    30.207     1.261
1.20960        1-06+       49.020     1.200    42.127     1.230    35.058     1.264    27.763     1.300
1.23327        1-07+       47.483     1.222    40.627     1.253    33.598     1.287    26.344     1.324
1.26452        1-08+       45.537     1.250    38.729     1.282    31.750     1.317    24.548     1.355
1.29577        1-09+       43.679     1.278    36.916     1.310    29.986     1.346    22.834     1.385
1.32702        1-10+       41.903     1.306    35.183     1.338    28.299     1.375    21.195     1.415
1.35827        1-11+       40.202     1.332    33.524     1.366    26.684     1.404    19.626     1.445
1.38952        1-12+       38.571     1.359    31.934     1.393    25.136     1.432    18.123     1.474
1.42077        1-13+       37.006     1.385    30.407     1.420    23.651     1.459    16.680     1.503

      Average Life               3.748               3.307               2.921               2.579
     First Int Pay             5/25/2003           5/25/2003           5/25/2003           5/25/2003
      Last Int Pay             2/25/2008           2/25/2008           2/25/2008           2/25/2008

 Flat          Flat             30% CPR             40% CPR              50% CPR
-------   --------------   -----------------   -----------------   ------------------
 Price    Price (Approx)   Yield    Duration   Yield    Duration    Yield    Duration
-------   --------------   ------   --------   ------   --------   -------   --------
0.98327        0-31+       36.559     1.092    19.475     1.166     -0.278     1.232
1.01452        1-00+       33.874     1.127    16.962     1.205     -2.658     1.272
1.04577        1-01+       31.348     1.163    14.599     1.243     -4.897     1.311
1.07702        1-02+       28.967     1.198    12.371     1.280     -7.010     1.350
1.10827        1-03+       26.716     1.232    10.266     1.318     -9.007     1.388
1.13952        1-04+       24.586     1.266     8.273     1.354    -10.899     1.426
1.17077        1-05+       22.565     1.300     6.384     1.390    -12.694     1.463
1.20960        1-06+       20.193     1.340     4.167     1.434    -14.801     1.508
1.23327        1-07+       18.817     1.365     2.881     1.461    -16.024     1.536
1.26452        1-08+       17.075     1.397     1.253     1.495    -17.572     1.571
1.29577        1-09+       15.412     1.428    -0.300     1.529    -19.051     1.606
1.32702        1-10+       13.823     1.459    -1.785     1.563    -20.465     1.640
1.35827        1-11+       12.302     1.490    -3.206     1.596    -21.819     1.674
1.38952        1-12+       10.844     1.520    -4.567     1.628    -23.117     1.707
1.42077        1-13+        9.445     1.550    -5.873     1.660    -24.362     1.740

      Average Life               2.276               1.773               1.363
     First Int Pay             5/25/2003           5/25/2003           5/25/2003
      Last Int Pay             2/25/2008           2/25/2008           8/25/2007

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        15           RESIDENTIAL MORTGAGE FINANCE

       WAMU Mortgage Pass-Through Certificates, Series 2003-AR5 CLASS X-2
                         Price-Yield Sensitivity Report

Settlement:                April [25], 2003
Initial Notional Balance:  [$728,028,000.00]
Initial Coupon:            [0.389%]

The last Distribution Date that the Class X-2 Certificates will be entitled to receive distributions of interest will be the earlier of (i) the Distribution Date that the 5% Optional Termination is exercised by the Master Servicer, and
(ii) the Weighted Average Roll Date. After the distribution date in March 2008, the Class X-2 Certificates will not be entitled to distributions of any kind and will have a Notional Amount equal to zero.

Flat           Flat             10% CPR             15% CPR             20% CPR             25% CPR
-------   --------------   -----------------   -----------------   -----------------   -----------------
Price     Price (Approx)   Yield    Duration   Yield    Duration   Yield    Duration   Yield    Duration
-------   --------------   ------   --------   ------   --------   ------   --------   ------   --------
0.51302        0-16+       65.957     0.996    58.658     1.020    51.158     1.047    43.415     1.077
0.52865        0-17        63.131     1.027    55.899     1.052    48.470     1.080    40.801     1.110
0.54427        0-17+       60.464     1.057    53.295     1.083    45.934     1.112    38.335     1.144
0.55990        0-18        57.942     1.087    50.834     1.114    43.537     1.144    36.004     1.176
0.57552        0-18+       55.553     1.117    48.502     1.144    41.266     1.175    33.797     1.209
0.59115        0-19        53.286     1.146    46.289     1.174    39.111     1.206    31.702     1.240
0.60677        0-19+       51.131     1.175    44.186     1.204    37.063     1.236    29.711     1.272
0.62240        0-20        49.078     1.203    42.183     1.233    35.113     1.266    27.816     1.303
0.63802        0-20+       47.121     1.231    40.274     1.261    33.254     1.296    26.009     1.333
0.65365        0-21        45.252     1.258    38.450     1.290    31.479     1.325    24.284     1.363
0.66927        0-21+       43.464     1.285    36.706     1.317    29.781     1.354    22.635     1.393
0.68490        0-22        41.753     1.312    35.036     1.345    28.156     1.382    21.056     1.422
0.70052        0-22+       40.112     1.338    33.435     1.372    26.598     1.410    19.542     1.451
0.71615        0-23        38.537     1.364    31.899     1.399    25.103     1.437    18.090     1.479
0.73177        0-23+       37.024     1.390    30.423     1.425    23.667     1.464    16.695     1.507

      Average Life               3.796               3.343               2.948               2.599
      First Int Pay            5/25/2003           5/25/2003           5/25/2003           5/25/2003
      Last Int Pay             3/25/2008           3/25/2008           3/25/2008           3/25/2008

Flat           Flat             30% CPR             40% CPR              50% CPR
-------   --------------   -----------------   -----------------   ------------------
Price     Price (Approx)   Yield    Duration   Yield    Duration    Yield    Duration
-------   --------------   ------   --------   ------   --------   -------   --------
0.51302        0-16+       35.382     1.109    18.373     1.185     -1.392     1.249
0.52865        0-17        32.845     1.144    15.998     1.222     -3.645     1.288
0.54427        0-17+       30.451     1.178    13.758     1.259     -5.772     1.326
0.55990        0-18        28.189     1.212    11.642     1.296     -7.783     1.363
0.57552        0-18+       26.047     1.246     9.638     1.332     -9.688     1.400
0.59115        0-19        24.014     1.278     7.738     1.367    -11.496     1.437
0.60677        0-19+       22.083     1.311     5.932     1.402    -13.216     1.473
0.62240        0-20        20.244     1.343     4.213     1.437    -14.853     1.508
0.63802        0-20+       18.492     1.375     2.575     1.471    -16.414     1.543
0.65365        0-21        16.818     1.406     1.012     1.505    -17.905     1.577
0.66927        0-21+       15.219     1.436    -0.483     1.538    -19.331     1.611
0.68490        0-22        13.687     1.467    -1.913     1.570    -20.697     1.644
0.70052        0-22+       12.219     1.496    -3.284     1.602    -22.006     1.677
0.71615        0-23        10.811     1.526    -4.599     1.634    -23.263     1.710
0.73177        0-23+        9.458     1.555    -5.862     1.665    -24.471     1.741

      Average Life               2.290               1.779                1.363
      First Int Pay            5/25/2003           5/25/2003            5/25/2003
      Last Int Pay             3/25/2008           3/25/2008            8/25/2007

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        16           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                    WaMu Mortgage Pass-Through Certificates
                                 Series 2003-AR5
                      30 Year 5/1 Hybrid ARM Mortgage Loans
            Preliminary Collateral Information As of the Cut-off Date

TOTAL CURRENT BALANCE:       $1,514,356,615.83
NUMBER OF LOANS:                         2,446

                                                       Minimum               Maximum
AVG CURRENT BALANCE:         $619,115.54           $322,646.17         $1,500,000.00
AVG ORIGINAL BALANCE:        $619,219.76           $323,000.00         $1,500,000.00

WAVG LOAN RATE:                    5.022%                3.875%                6.625%
WAVG GROSS MARGIN:                 2.751%                2.600%                3.250%
WAVG MAXIMUM LOAN RATE:           10.029%                8.875%               11.625%
WAVG PERIODIC RATE CAP:            2.000%                2.000%                2.000%
WAVG FIRST RATE CAP:               5.000%                5.000%                5.000%

WAVG ORIGINAL LTV:                 63.74%                 7.27%                95.00%

WAVG CREDIT SCORE:                 743                     620                   848

WAVG ORIGINAL TERM:                360.0 months          360.0 months          360.0 months
WAVG REMAINING TERM                359.6 months          349.0 months          360.0 months
WAVG SEASONING                       0.4 months            0.0 months           11.0 months

WAVG NEXT RATE RESET                59.6 months           49.0 months           60.0 months
WAVG RATE ADJ FREQ:                 12.0 months           12.0 months           12.0 months
WAVG FIRST RATE ADJ FREQ:           60.0 months           60.0 months           60.0 months

TOP STATE CONC ($):          65.86% California, 4.64% New York, 3.95% Illinois
MAXIMUM ZIP CODE CONC ($):   1.59% 94010

FIRST PAY DATE:                                  June 01, 2002         June 01, 2003
RATE CHANGE DATE:                                 May 01, 2007          May 01, 2008
MATURE DATE:                                      May 01, 2032           May 1, 2033

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        17           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
INDEX:                         Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
1 Year CMT (Weekly)                 2,446        1,514,356,615.83         100.00
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
PRODUCT:                       Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
5/1 ARM                             2,446        1,514,356,615.83         100.00
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
DELINQUENCY:                   Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Current                             2,446        1,514,356,615.83         100.00
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
CURRENT BALANCE ($):           Mortgage Loans   the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
300,000.01 - 400,000.00               526          192,540,015.94          12.71
400,000.01 - 500,000.00               591          267,073,713.89          17.64
500,000.01 - 600,000.00               385          213,227,684.12          14.08
600,000.01 - 700,000.00               273          177,391,187.07          11.71
700,000.01 - 800,000.00               177          133,497,570.08           8.82
800,000.01 - 900,000.00               104           89,387,194.90           5.90
900,000.01 - 1,000,000.00             164          160,167,300.61          10.58
1,000,000.01 - 1,100,000.00            62           65,724,704.23           4.34
1,100,000.01 - 1,200,000.00            36           41,903,065.00           2.77
1,200,000.01 - 1,300,000.00            56           70,860,899.99           4.68
1,300,000.01 - 1,400,000.00            34           46,501,150.00           3.07
1,400,000.01 - 1,500,000.00            38           56,082,130.00           3.70
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        18           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
LOAN RATE (%):                 Mortgage Loans   the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
3.751 - 4.000                          12            6,767,348.00           0.45
4.001 - 4.250                          27           20,843,050.00           1.38
4.251 - 4.500                          74           47,436,295.27           3.13
4.501 - 4.750                         423          266,138,914.70          17.57
4.751 - 5.000                         753          494,033,496.06          32.62
5.001 - 5.250                         724          445,751,793.38          29.44
5.251 - 5.500                         343          187,118,646.16          12.36
5.501 - 5.750                          73           38,190,147.79           2.52
5.751 - 6.000                          15            7,390,777.96           0.49
6.001 - 6.250                           1              361,336.30           0.02
6.501 - 6.750                           1              324,810.21           0.02
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
GROSS MARGIN (%):              Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
2.600                                   5            4,121,200.00           0.27
2.620                                   1            1,000,000.00           0.07
2.750                               2,427        1,502,621,424.15          99.23
2.751                                   1              322,646.17           0.02
2.760                                   1              375,000.00           0.02
2.800                                   1            1,140,000.00           0.08
2.850                                   1              977,630.00           0.06
3.000                                   1              552,000.00           0.04
3.050                                   1              430,000.00           0.03
3.125                                   4            1,760,817.03           0.12
3.250                                   3            1,055,898.48           0.07
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERES                       19           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
MAXIMUM LOAN RATE (%):         Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
8.751 - 9.000                           9            4,867,348.00           0.32
9.001 - 9.250                          28           20,984,850.00           1.39
9.251 - 9.500                          74           48,261,695.27           3.19
9.501 - 9.750                         421          265,164,430.62          17.51
9.751 - 10.000                        744          488,919,446.68          32.29
10.001 - 10.250                       720          443,909,134.11          29.31
10.251 - 10.500                       343          187,550,524.32          12.38
10.501 - 10.750                        75           39,118,147.79           2.58
10.751 - 11.000                        24           12,025,627.34           0.79
11.001 - 11.250                         5            2,505,995.57           0.17
11.251 - 11.500                         2              724,605.92           0.05
11.501 - 11.750                         1              324,810.21           0.02
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
FIRST RATE CAP (%):            Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
5.000                               2,446        1,514,356,615.83         100.00
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
PERIODIC RATE CAP (%):         Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
2.000                               2,446        1,514,356,615.83         100.00
                                    -----        ----------------         ------
Total                               2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
ORIGINAL TERM (months):        Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
360                                 2,446        1,514,356,615.83         100.00
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
REMAINING TERM (months)        Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
349 - 360                           2,446        1,514,356,615.83         100.00
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        20           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
FIRST RATE ADJUSTMENT DATE:    Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
2007-05                                 1              324,810.21           0.02
2007-07                                 1              383,532.00           0.03
2007-08                                 1              327,618.79           0.02
2007-09                                 9            5,897,933.67           0.39
2007-10                                 6            2,565,000.07           0.17
2007-11                                15            7,627,141.52           0.50
2007-12                                24           12,167,654.36           0.80
2008-01                                44           25,681,514.43           1.70
2008-02                               102           60,946,949.48           4.02
2008-03                               329          205,826,632.75          13.59
2008-04                             1,857        1,156,918,738.55          76.40
2008-05                                57           35,689,090.00           2.36
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
ORIGINAL LTV (%):              Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
 5.01 - 10.00                           1              398,649.30           0.03
10.01 - 15.00                           7            4,189,000.00           0.28
15.01 - 20.00                          10            5,631,936.58           0.37
20.01 - 25.00                          22           17,322,388.68           1.14
25.01 - 30.00                          22           15,428,174.51           1.02
30.01 - 35.00                          60           43,449,907.64           2.87
35.01 - 40.00                          68           50,255,041.58           3.32
40.01 - 45.00                          77           55,076,472.37           3.64
45.01 - 50.00                         124           85,574,791.46           5.65
50.01 - 55.00                         128           80,892,741.94           5.34
55.01 - 60.00                         185          128,758,098.83           8.50
60.01 - 65.00                         264          184,032,971.91          12.15
65.01 - 70.00                         367          253,814,042.97          16.76
70.01 - 75.00                         523          299,759,006.78          19.79
75.01 - 80.00                         564          280,474,092.38          18.52
80.01 - 85.00                           4            1,670,678.51           0.11
85.01 - 90.00                          13            5,124,972.95           0.34
90.01 - 95.00                           7            2,503,647.44           0.17
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        21           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
CREDIT SCORE:                  Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
None                                    5            2,089,793.96           0.14
600 - 649                              42           20,035,233.15           1.32
650 - 699                             209          113,003,068.95           7.46
700 - 749                           1,056          681,198,464.34          44.98
750 - 799                           1,099          678,178,504.22          44.78
800 - 849                              35           19,851,551.21           1.31
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
AMORTIZATION:                  Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Interest Only                       1,776        1,190,801,171.00          78.63
Fully Amortizing                      670          323,555,444.83          21.37
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
DOCUMENTATION:                 Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Reduced                             1,304          879,210,343.91          58.06
Full                                1,142          635,146,271.92          41.94
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
OCCUPANCY:                     Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Primary Home                        2,335        1,451,422,720.66          95.84
Second Home                           111           62,933,895.17           4.16
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
PROPERTY TYPE:                 Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Single Family                       2,212        1,383,592,080.33          91.37
Condo Low Rise                        222          124,059,506.09           8.19
Coop                                    7            4,309,947.94           0.28
Townhouse                               3            1,348,309.11           0.09
3 Family                                1              587,300.00           0.04
PUD                                     1              459,472.36           0.03
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        22           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
PURPOSE:                       Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Rate/Term Refinance                 1,237          764,775,257.84          50.50
Cash Out Refinance                    717          456,980,791.03          30.18
Purchase                              492          292,600,566.96          19.32
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        23           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
GEOGRAPHIC AREA:               Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Arizona                                52           30,056,961.42           1.98
California                          1,576          997,341,917.90          65.86
Colorado                               60           33,370,801.55           2.20
Connecticut                            60           46,352,006.36           3.06
Delaware                                2            1,137,000.00           0.08
District Of Columbia                    5            2,436,950.00           0.16
Florida                                61           39,013,988.52           2.58
Georgia                                16           10,034,450.00           0.66
Hawaii                                  1              600,000.00           0.04
Idaho                                   1              375,000.00           0.02
Illinois                              109           59,831,861.91           3.95
Indiana                                 6            3,327,034.48           0.22
Kansas                                  2            1,387,750.00           0.09
Kentucky                                2            1,081,118.99           0.07
Louisiana                               1              995,642.64           0.07
Maryland                               15            7,835,296.03           0.52
Massachusetts                          86           48,131,117.11           3.18
Michigan                               31           16,590,137.67           1.10
Minnesota                              10            5,910,150.00           0.39
Missouri                               13            7,568,296.41           0.50
Montana                                 4            1,970,741.49           0.13
Nevada                                 23           13,204,591.78           0.87
New Hampshire                           2              823,618.79           0.05
New Jersey                             31           17,920,951.33           1.18
New Mexico                              2            1,009,446.05           0.07
New York                               98           70,291,441.02           4.64
North Carolina                          6            2,400,646.94           0.16
Ohio                                    7            3,168,593.58           0.21
Oklahoma                                1              572,617.74           0.04
Oregon                                  9            5,456,813.31           0.36
Pennsylvania                            6            2,996,650.00           0.20
Rhode Island                            1              453,000.00           0.03
South Carolina                         10            6,388,700.11           0.42
Texas                                  11            6,298,887.43           0.42
Utah                                    8            4,153,433.69           0.27
Vermont                                 1              449,952.29           0.03
Virginia                               21           10,826,199.73           0.71
Washington                             91           50,388,349.56           3.33
Wisconsin                               5            2,204,500.00           0.15
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        24           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
NORTH/SOUTH CA BREAKOUT:       Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
CA-N                                  883          558,844,503.18          36.90
CA-S                                  693          438,497,414.72          28.96
Other                                 870          517,014,697.93          34.14
                                    -----        ----------------         ------
Total:                              2,446        1,514,356,615.83         100.00
                                    =====        ================         ======

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
TOP 50 PROP ZIP (CA)           Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
95070 SARATOGA , CA                    21         17,506,000.00             1.76
94010 HILLSBOROUGH , CA                17         17,478,060.03             1.75
90049 LOS ANGELES , CA                 19         15,770,131.00             1.58
90210 BEVERLY HILLS , CA               16         15,136,731.25             1.52
92067 RANCHO SANTA FE , CA             15         14,622,601.00             1.47
95120 SAN JOSE , CA                    23         13,845,546.88             1.39
94566 PLEASANTON , CA                  21         13,793,000.00             1.38
90402 SANTA MONICA , CA                13         13,759,500.00             1.38
94941 MILL VALLEY , CA                 19         13,430,800.00             1.35
94025 MENLO PARK , CA                  20         13,136,400.00             1.32
90266 MANHATTAN BEACH , CA             16         11,406,150.00             1.14
93108 SANTA BARBARA , CA               10         10,769,800.00             1.08
94024 LOS ALTOS , CA                   15         10,653,000.00             1.07
92660 NEWPORT BEACH , CA               16         10,122,150.01             1.01
95014 CUPERTINO , CA                   15          9,688,412.99             0.97
94507 ALAMO , CA                       12          9,265,200.00             0.93
90272 PACIFIC PALISADES , CA           10          9,234,500.00             0.93
92130 SAN DIEGO , CA                   16          9,189,150.00             0.92
94920 TIBURON , CA                      9          8,283,900.00             0.83
94901 SAN RAFAEL , CA                  13          8,255,900.00             0.83
94022 LOS ALTOS , CA                    9          8,085,528.64             0.81
94070 SAN CARLOS , CA                  12          7,687,700.00             0.77
94114 SAN FRANCISCO , CA               12          7,571,500.00             0.76
90069 LOS ANGELES , CA                  8          7,511,205.00             0.75
94062 REDWOOD CITY , CA                10          7,483,000.00             0.75
94062 WOODSIDE , CA                     6          7,462,500.00             0.75
90274 PALOS VERDES EST., CA            11          7,183,065.61             0.72
94563 ORINDA , CA                       9          7,023,507.36             0.70
94904 KENTFIELD , CA                    8          6,974,050.00             0.70
90265 MALIBU , CA                       8          6,811,000.00             0.68
94010 BURLINGAME , CA                  10          6,642,100.00             0.67
94526 DANVILLE , CA                    10          6,617,523.00             0.66

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        25           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
TOP 50 PROP ZIP (CA) (Cont.)   Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
92253 LA QUINTA , CA                   11          6,548,800.00             0.66
94583 SAN RAMON , CA                   13          6,475,675.00             0.65
94965 SAUSALITO , CA                    8          6,409,312.50             0.64
92677 LAGUNA NIGUEL , CA               13          6,259,200.00             0.63
95125 SAN JOSE , CA                    10          6,250,240.00             0.63
94404 FOSTER CITY , CA                 11          6,228,550.00             0.62
94027 ATHERTON , CA                     7          6,125,000.00             0.61
92009 CARLSBAD , CA                    10          6,037,670.00             0.61
92651 LAGUNA BEACH , CA                10          5,867,371.88             0.59
94506 DANVILLE , CA                     8          5,829,000.00             0.58
94123 SAN FRANCISCO , CA                7          5,794,700.00             0.58
95032 LOS GATOS , CA                    9          5,787,250.00             0.58
93110 SANTA BARBARA , CA                7          5,698,750.00             0.57
94588 PLEASANTON , CA                   8          5,546,200.00             0.56
94061 REDWOOD CITY , CA                11          5,475,200.00             0.55
94306 PALO ALTO , CA                    7          5,445,444.64             0.55
92037 LA JOLLA , CA                     7          5,427,300.00             0.54
95030 LOS GATOS , CA                    7          5,364,000.00             0.54
Other                                 983        558,372,641.11            55.99
                                    -----        --------------           ------
Total:                              1,576        997,341,917.90           100.00
                                    =====        ==============           ======

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        26           RESIDENTIAL MORTGAGE FINANCE